SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The date of this supplement is February 21, 2025.

For the MFS® Funds listed below:

MFS® PRUDENT INVESTOR FUND	MFS® INTERNATIONAL EQUITY FUND

After February 21, 2025, MFS Prudent Investor Fund will be terminated. After February 21, 2025, all references and information related to MFS Prudent Investor Fund are hereby deleted in their entirety.

OCTOBER-SAI-COMBINED-SUP-I-022125